Pax World Funds Series Trust I

Supplement Dated January 15, 2021
to the Prospectus and Statement of Additional Information, each dated May 1, 2020

Effective January 11, 2021, the distributor for the Pax World Funds changed to Foreside Financial Services, LLC.

Effective February 1, 2021, the Pax ESG Beta Quality Fund and the Pax ESG Beta Dividend Fund will be solely managed by Impax Asset Management LLC (“IAM” or the “Adviser”).

Effective March 31, 2021, the sustainability profiles of three of the Pax World Funds will be enhanced and the Funds’ names will be changed to better reflect their core focus of investing in the transition to a more sustainable economy. The new Fund names will be the Pax U.S. Sustainable Economy Fund (currently, Pax ESG Beta Quality Fund), the Pax International Sustainable Economy Fund (currently, Pax MSCI EAFE ESG Leaders Index Fund) and Pax Global Sustainable Infrastructure Fund (currently, Pax ESG Beta Dividend Fund). In addition, the investment objective of the International Sustainable Economy Fund will be changed; the secondary investment objective of the Global Sustainable Infrastructure Fund will be eliminated; the total expense ratios for the U.S. Sustainable Economy Fund and the Global Sustainable Infrastructure Fund will be lowered; and certain changes to all three Funds’ investment strategies will be implemented, each as described below.

Accordingly, the Prospectus and Statement of Additional Information are amended as follows:

Changes Effective January 11, 2021

All references to ALPS Distributors, Inc. are replaced with Foreside Financial Services, LLC, with an address of Three Canal Plaza, Suite 100, Portland ME 04101; telephone number (207) 553-7110.

Changes Effective February 1, 2021

All references to Aperio Group, LLC as the sub-adviser for the Pax ESG Beta Quality Fund and the Pax ESG Beta Dividend Fund will be removed. All references to Michael Branch, CFA, Ran Leshem, Annie Tan and Robert Tymoczko also will be removed and all remaining references to “Sub-Advisers” (which will apply only to Impax Asset Management Ltd., subadviser to the Pax Global Opportunities Fund and the Pax Global Environmental Markets Fund), will be changed to the singular “Sub-Adviser.”

Prospectus Pages 31 and 38

Under Portfolio Managers, the table of Portfolio Managers will be deleted and replaced with the following:

Portfolio Manager	Since	Title
Andrew Braun	2021	Portfolio Manager
Scott LaBreche	2021	Portfolio Manager

Prospectus Pages 133 - 135

Under Sub-Advisers, the section will be replaced in its entirety with the following:

Sub-Adviser

For the Large Cap, Small Cap, EAFE ESG Index, Global Women’s, ESG Beta Quality, ESG Beta Dividend, Core Bond, High Yield Bond and Sustainable Allocation Funds, the Advisers retain all direct day-to-day investment management functions and responsibility.

For the Global Opportunities Fund and the Global Environmental Markets Fund, IAM has engaged Impax Asset Management Ltd. (the “Sub-Adviser”) to manage each Fund’s investments. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Funds, subject to the general supervision of IAM and the Board of Trustees.

IAM (and not the Global Opportunities Fund or the Global Environmental Markets Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services. The following provides summary information about the Sub-Adviser:

The Sub-Adviser is a wholly owned subsidiary of Impax Asset Management Group plc, which is publicly traded on the Alternative Investment Market of the London Stock Exchange. Impax Asset Management Group plc also is the majority-owner of IAM. Impax Asset Management Ltd. has principal offices at 30 Panton Street, 7th Floor, London SWIY 4AJ, United Kingdom. The Sub-Adviser, as of December 31, 2019, had approximately $15.8 billion of funds under management. Impax Asset Management Ltd. offers professional and institutional investors exposure to a broad range of global and regional equity strategies, private equity infrastructure and sustainable property. Impax Asset Management Ltd. is the manager or subadviser of 48 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy and energy efficiency; water infrastructure technologies, pollution control, waste management and technologies and environmental support services sectors. Impax Asset Management Ltd. was founded in 1998 and has been providing sub-advisory services to the Global Opportunities Fund since 2018 and to the Global Environmental Markets Fund since 2008. A discussion regarding the basis for the Board of Trustees’ approval of the Global Opportunities and Global Environmental Markets Funds’ investment sub-advisory agreement with Impax Asset Management Ltd. is available in the Funds’ most recent semi-annual report for the period ended June 30.

Prospectus Page 135

Under Portfolio Managers, the information for Andrew Braun and Scott LaBreche will be replaced in its entirety with the following:

Andrew Braun is a Portfolio Manager of the Sustainable Allocation Fund, the Large Cap Fund, the ESG Beta Dividend Fund and the ESG Beta Quality Fund. Mr. Braun joined IAM in 2017. Prior to joining the Adviser, Andrew was Managing Director on the Value Equity Team at Goldman, Sachs & Co., where he led a team of 30 portfolio managers and analysts. Mr. Braun joined Goldman, Sachs & Co. as a Product Development Associate in the Product Development Group in 1993. He was promoted to Portfolio Manager in 2001 and served as Co-Chief Investment Officer from 2008 to 2014. Prior to joining Goldman, Sachs & Co., Mr. Braun was a Financial Analyst in

the Corporate Finance Division at Dillon, Read & Co. Inc. Mr. Braun has a Bachelor of Arts in Economics from Harvard College and a Master of Business Administration in Finance and Economics from the Stern School of Business at New York University.

Scott LaBreche is the Portfolio Manager for the ESG Beta Dividend Fund, the ESG Beta Quality Fund, the Global Women’s Fund and the EAFE ESG Index Fund. Mr. LaBreche has been part of the management teams of the Global Women’s Fund and the EAFE ESG Index Fund since their inception and was a member of the optimization team for the Pax MSCI EAFE ESG Index ETF, the predecessor to the EAFE ESG Index Fund. Mr. LaBreche is also Director, Portfolio Analytics and Index Optimization for the Advisers. He received a Bachelor of Science and a Masters of Business Administration with an Advanced Certificate in Finance from Southern New Hampshire University.

Changes Effective March 31, 2021

The name of Pax ESG Beta Quality Fund will be changed to Pax U.S. Sustainable Economy Fund (the “U.S. Sustainable Economy Fund”) and all references to Pax ESG Beta Quality Fund will be changed to reflect the new name.

The name of Pax ESG Beta Dividend Fund will be changed to Pax Global Sustainable Infrastructure Fund (the “Global Sustainable Infrastructure Fund”) and all references to Pax ESG Beta Dividend Fund will be changed to reflect the new name.

The name of Pax MSCI EAFE ESG Leaders Index Fund will be changed to Pax International Sustainable Economy Fund (the “International Sustainable Economy Fund”) and all references to Pax MSCI EAFE ESG Leaders Index Fund will be changed to reflect the new name.

Prospectus Page 24

The table entitled Annual Fund Operating Expenses in the section entitled Fees & Expenses will be replaced in its entirety with the following:

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	5.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None	1.00%[1]

	Institutional Class	Investor Class	Class A
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[2]	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.65%	0.90%	0.90%
Management Fee Waiver[3]	(0.20%)	(0.20%)	(0.20%)
Net Annual Fund Operating Expenses	0.45%	0.70%	0.70%

[1]

This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

[2]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

[3]

The U.S. Sustainable Economy Fund’s investment adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024.

Prospectus Page 25

The table in the section entitled Example of Expenses will be replaced in its entirety with the following:

	1 year	3 years	5 years	10 years
Institutional Class	$46	$144	$300	$750
Investor Class	$72	$224	$437	$1,049
Class A	$618	$762	$963	$1,542

Prospectus Page 26

Under Principal Investment Strategies, the section will be replaced in its entirety with the following:

The U.S. Sustainable Economy Fund follows a sustainable investing approach, utilizing a quantitative process to invest in sectors, industries and companies that the Adviser believes are positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters relative to the Fund’s benchmark universe of Russell 1000 companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization U.S. equity securities. The Fund also may invest up to 20% of its assets in non-U.S. issuers, including emerging market investments and American Depository Receipts (ADRs).

The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sectors, industries and companies with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Fund also reflects the Impax Sustainability Score, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The score emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

Under normal market conditions, the Fund is expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same. The Fund utilizes an investment approach we call SmartCarbon™, wherein fossil fuel holdings are replaced with energy efficiency stocks. This approach is described more fully below under Sustainable Investing in the About the Funds section of this Prospectus.

Prospectus Page 32

Under Investment Objective, the section will be replaced in its entirety with the following:

The Global Sustainable Infrastructure Fund’s investment objective is income and capital appreciation.

Prospectus Page 32

The table entitled Annual Fund Operating Expenses in the section entitled Fees & Expenses will be replaced in its entirety with the following:

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Annual Fund Operating Expenses	0.65%	0.90%
Management Fee Waiver[2]	(0.10%)	(0.10%)
Net Annual Fund Operating Expenses	0.55%	0.80%

[1]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

[2]

The Global Sustainable Infrastructure Fund’s investment adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024.

Prospectus Page 33

The table in the section entitled Example of Expenses will be replaced in its entirety with the following:

	1 year	3 years	5 years	10 years
Institutional Class	$56	$176	$331	$780
Investor Class	$82	$255	$468	$1,079

Prospectus Page 33-34

Under Principal Investment Strategies, the section will be replaced in its entirety with the following:

The Global Sustainable Infrastructure Fund follows a sustainable investing approach, utilizing a quantitative process to invest in sectors, industries and companies that the Adviser believes are positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis and ratings into portfolio construction and managing the portfolio within certain risk parameters relative to the Fund’s benchmark universe of MSCI ACWI companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Adviser determines derive significant revenues from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets. The Adviser defines “sustainable infrastructure” to mean infrastructure that conserves, enables or increases access to vital resources such as clean energy, water, food and agriculture, including resource and waste management, as well as other societal resources such as healthcare, education, finance, transportation, and data and communications that advance social well-being.

Under normal market conditions, the Fund will invest in companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The portfolio may be significantly overweight in certain sectors, including industrials, utilities, and information technology, relative to the broader equity market. While the Fund is not limited to equity securities that pay dividends, the Adviser expects that the Fund’s portfolio will normally have a higher dividend yield than the broader equity market.

For U.S. companies, the Fund reflects the Impax Sustainability Score, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The score emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

For non-U.S. companies, the Fund reflects ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index that have an ESG rating of B or above are eligible for inclusion in the MSCI EAFE ESG Leaders Index and the Fund.

Under normal market conditions, the Fund is expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same.

Prospectus Page 63

Under Investment Objective, the section will be replaced in its entirety with the following:

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.

Prospectus Pages 64 - 65

Under Principal Investment Strategies, the section will be replaced in its entirety with the following:

The International Sustainable Economy Fund follows a sustainable investing approach, utilizing a quantitative process to invest in sectors, industries and companies that the Adviser believes are positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) ratings into portfolio construction and managing the portfolio within certain risk parameters relative to the Fund’s benchmark universe of MSCI EAFE companies.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization equity securities in non-U.S. developed markets, including American Depository Receipts, Global Depository Receipts and Euro Depository Receipts.

The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sectors, industries and companies with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Fund also reflects ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index that have an ESG rating of B or above are eligible for inclusion in the MSCI EAFE ESG Leaders Index and the Fund.

Under normal market conditions, the Fund is expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same. The Fund utilizes an investment approach we call SmartCarbon™, wherein fossil fuel holdings are replaced with energy efficiency stocks. This approach is described more fully below under Sustainable Investing in the About the Funds section of this Prospectus.

Prospectus Pages 97 – 98

Under “ESG Beta Quality Fund,” now U.S. Sustainable Economy Fund, the Principal Investment Strategies will be replaced in their entirety with the following:

Principal Investment Strategies

The U.S. Sustainable Economy Fund follows a sustainable investing approach, utilizing a quantitative process to invest in sectors, industries and companies that the Adviser believes are positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters relative to the Fund’s benchmark universe of Russell 1000 companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization U.S. equity securities. The Fund also may invest up to 20% of its assets in non-U.S. issuers, including emerging market investments and American Depository Receipts (ADRs).

The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sectors, industries and companies with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Fund also reflects the Impax Sustainability Score, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The score emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

Under normal market conditions, the Fund is expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same. The Fund utilizes an investment approach we call SmartCarbon™, wherein fossil fuel holdings are replaced with energy efficiency stocks. This approach is described more fully below under Sustainable Investing in the About the Funds section of this Prospectus.

Prospectus Pages 98 – 100

Under “ESG Beta Dividend Fund,” now Global Sustainable Infrastructure Fund, the Investment Objective and Principal Investment Strategies will be replaced in their entirety with the following:

Investment Objective

The Global Sustainable Infrastructure Fund’s investment objective is income and capital appreciation.

Principal Investment Strategies

The Global Sustainable Infrastructure Fund follows a sustainable investing approach, utilizing a quantitative process to invest in sectors, industries and companies that the Adviser believes are positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis and ratings into portfolio construction and managing the portfolio within certain risk parameters relative to the Fund’s benchmark universe of MSCI ACWI companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Adviser determines derive significant revenues from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets. The Adviser defines “sustainable infrastructure” to mean infrastructure that conserves, enables or increases access to vital resources such as clean energy, water, food and agriculture, including resource and waste management, as well as other societal resources such as healthcare, education, finance, transportation, and data and communications that advance social well-being.

Under normal market conditions, the Fund will invest in companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The portfolio may be significantly overweight in certain sectors, including industrials, utilities, and information technology, relative to the broader equity market. While the Fund is not limited to equity securities that pay dividends, the Adviser expects that the Fund’s portfolio will normally have a higher dividend yield than the broader equity market.

For U.S. companies, the Fund reflects the Impax Sustainability Score, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The score emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

For non-U.S. companies, the Fund reflects ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index that have an ESG rating of B or above are eligible for inclusion in the MSCI EAFE ESG Leaders Index and the Fund.

Under normal market conditions, the Fund is expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same.

Prospectus Pages 106 - 108

Under “MSCI EAFE ESG Leaders Index Fund,” now International Sustainable Economy Fund, the Investment Objective and Principal Investment Strategies will be replaced in their entirety with the following:

Investment Objective

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The International Sustainable Economy Fund follows a sustainable investing approach, utilizing a quantitative process to invest in sectors, industries and companies that the Adviser believes are positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) ratings into portfolio construction and managing the portfolio within certain risk parameters relative to the Fund’s benchmark universe of MSCI EAFE companies.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization equity securities in non-U.S. developed markets, including American Depository Receipts, Global Depository Receipts and Euro Depository Receipts.

The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sectors, industries and companies with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Fund also reflects ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index that have an ESG rating of B or above are eligible for inclusion in the MSCI EAFE ESG Leaders Index and the Fund.

Under normal market conditions, the Fund is expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same. The Fund utilizes an investment approach we call SmartCarbon™, wherein fossil fuel holdings are replaced with energy efficiency stocks. This approach is described more fully below under Sustainable Investing in the About the Funds section of this Prospectus.

Prospectus Pages 125 – 130

Under Sustainable Investing, the section will be replaced in its entirety with the following:

Sustainable Investing

Pax World Funds pursue a sustainable investing approach, focusing on the risks and opportunities arising from the transition to a more sustainable economy. We believe that capital markets will be shaped profoundly by global sustainability challenges, from climate change to gender equality, and these trends will drive growth for well-positioned companies and create risks for those unable or unwilling to adapt.

We identify companies for our investment portfolios through fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

The Adviser seeks to produce competitive returns for Fund investors. By integrating sustainability and ESG criteria into our investment approach, the Adviser seeks to achieve each Fund’s investment objective and to accelerate the transition to a more sustainable economy.

Impax Sustainability Lens

All Pax World Funds – with the exception of the Pax Ellevate Global Women’s Leadership Fund, which utilizes a Gender Lens – utilize or are informed by the Impax Sustainability Lens (the “Lens”). The Lens is a tool that facilitates systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. This tool highlights sectors, industries and companies with transition tailwinds and headwinds, enabling our investment teams to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Impax Lens analyzes opportunities in eight categories and risks in nine categories across all MSCI GICS1 subindustries.

Opportunities:

Economic

●	Access to Finance
●	Digital Infrastructure
●	Enhancing Productivity

Social

●	Meeting Basic Needs
●	Evolving Healthcare Challenges
●	Well-being & Nutrition

Environmental

●	Resource Efficiency
●	Climate Change & Pollution

Risks:

Company:

●	Health & Safety Vulnerability
●	Labor Constraints
●	Pollution & Waste Externalities

Stakeholders

●	Supply Chain Dependency
●	Product Liabilities (including Cybersecurity)
●	Bribery & Corruption

Wider Landscape

●	Resource Constraints
●	Climate Change
●	Antitrust Regulations

[1]

The Global Industry Classification Standard (GICS) is a widely recognized industry standard for assigning a public company to the economic sector and industry group that best defines its business. It was jointly developed by MSCI and Standard & Poor’s and is used by the MSCI indexes.

The transition to a more sustainable economy is not static; risks and opportunities continue to evolve. Therefore, we regularly review the focus and ratings of the Lens across different economic subsectors in light of current risks and opportunities. This means that any adjustment to our perspective on an emerging sustainability theme is reflected in the tool.

Pax Environmental, Social and Governance (ESG) Criteria

Applicable to all Funds

In seeking to invest in companies that meet Pax’s sustainability or ESG criteria, the Adviser and Sub-Adviser, where applicable, ordinarily assess policies and practices in the following areas:

●	Environment
●	Workplace Practices and Human Rights
●	Corporate Governance
●	Community Impact
●	Product Safety and Integrity

Pax’s environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on environmental sustainability.

Pax’s workplace criteria include such issues as diversity, inclusion and equal opportunity; workplace health and safety; human capital development; and supply chain standards and human rights, including indigenous peoples’ rights.

Pax’s corporate governance criteria include such issues as board independence and diversity, executive compensation, shareholder rights, conflict of interest, bribery and corruption, transparency, business ethics and legal and regulatory compliance.

Pax’s community impact criteria include companies’ commitment to and relationships with the communities in which they do business, and, in the case of financial institutions, responsible lending practices.

Pax’s product integrity criteria include such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

Each of the Funds seeks to avoid investing in issuers that the Adviser determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products, or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers.

As a result of their respective investment strategies, under normal market conditions, the Pax World Funds (with the exception of the High Yield Bond Fund) are expected to be fossil fuel-free - not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same.

The U.S. Sustainable Economy Fund, the International Sustainable Economy Fund and the Sustainable Infrastructure Fund utilize SmartCarbon™, a risk-based investment approach to managing exposure to companies with fossil fuel reserves on their balance sheet. This methodology, developed in collaboration with Carbon Tracker, uses a multi-scenario approach to compute an expected valuation of energy companies likely to be impacted by future climate-related regulation. The investment conclusions arising from these scenarios range from gradual to complete divestment of energy company holdings. With respect to these three Funds, they have completely divested to become fossil fuel free, replacing energy company holdings with a diversified basket of energy efficiency stocks that historically have been closely correlated to, but in our view are more likely to provide, better risk-adjusted returns than energy stocks. By reducing exposure to fossil fuel companies that will be impacted by increased climate-related regulation, substituting instead companies that are meeting the growing demand for energy efficiency solutions, we endeavor to build more resilient portfolios for Fund investors, to reduce climate-related risks and participate in the low carbon energy transition.

Applicable to All Funds

Overall, our objective is to construct investment portfolios with stronger sustainability and ESG profiles than their benchmark indices, so that our shareholders may benefit from what we believe will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example, the Global Women’s Fund invests in companies included in the Impax Global Women’s Leadership Index. The Fund and the Index focus on investing in companies that are leaders in advancing gender equality, and therefore may apply ESG criteria differently from other Pax World Funds.

Investors should understand that “sustainable investing” refers to investing in companies that the Adviser believes will benefit from the transition to a more sustainable economy as well as the full integration of ESG criteria into our investment approach; it does not mean that our Funds will necessarily perform in the future as they have in the past.

The issues highlighted above are illustrative and do not necessarily reflect the full range of sustainability or ESG criteria that may be applied in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the sustainability criteria are applied in a particular situation.

Companies in which our Funds invest do not necessarily meet exemplary standards in all aspects of sustainability or ESG performance; and we recognize that no company is perfect when it comes to corporate responsibility or sustainability. We do believe, however, that well-managed companies that maintain good relations with employees, consumers, communities and the natural environment, and that strive to improve in those areas, will be better positioned for the transition to a more sustainable global economy and in the long run will better serve investors as well.

To the extent the Funds may invest in exchange traded funds (ETFs), credit default swaps on indices, swap contracts or other instruments for cash management or hedging purposes, or to gain temporary market exposures, such instruments will not have been evaluated under Pax’s sustainability or ESG criteria.

Once a security is purchased by any of the Pax World Funds, we will endeavor to review that company’s performance on a periodic basis to determine whether it continues to meet the Fund’s sustainability criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Pax’s sustainability or ESG standards (due to acquisition, merger or other developments), the Adviser will seek to sell the securities of that company from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, including the availability of a purchaser. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Funds’ investment objectives will be achieved.

MSCI Index Sustainability/ESG Criteria

(Applicable to the International Sustainable Economy Fund, the Global Sustainable Infrastructure Fund and the Global Women’s Leadership Fund)

MSCI ESG Research defines sustainability as the degree to which a company addresses the social and environmental needs of the present without compromising the quality of life of future generations. MSCI ESG Research formulates an ESG ranking for each company by identifying and applying key ESG performance indicators based on information obtained from a variety of sources, including company websites, regulatory filings, industry sources such as trade associations and professional journals, government data, non-governmental organizations and nonprofit groups, media searches of more than 9,000 global services and direct communication with companies.

MSCI ESG Research’s environmental ratings cover clean energy, climate change, environmentally beneficial products and services, ozone depleting chemicals, agricultural chemicals, pollution prevention, hazardous waste, recycling, regulatory violations, environmental management systems and emissions.

MSCI ESG Research’s social ratings cover charitable and innovative giving, investment controversies, support for education and housing, tax disputes, volunteer programs, executive and board diversity, discrimination, gay and lesbian policies, women and minority contracting, work/life benefits, employee health and safety, retirement benefits, union relations, cash profit sharing, employee involvement, workforce reductions, labor rights, relations with indigenous peoples, products that benefit the economically disadvantaged, antitrust, product quality and safety, marketing/contracting controversies and research and development innovation.

MSCI ESG Research’s governance ratings cover reporting such as political accountability, public policies, and transparency and structure issues including compensation, ownership and accounting.

Shareholder Engagement

Once our Funds invest in a company, we take our responsibilities as a shareholder and stakeholder seriously. We vote shareholder proxies in accordance with our environmental, social and governance criteria; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders’ meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

In order to address changing societal and market conditions and circumstances, we may at our discretion choose to apply additional environmental, social or governance criteria, or to modify the criteria outlined above, without shareholder approval.

Prospectus Pages 131 - 133

Under Management, Organization and Capital Structure, in the section entitled Investment Advisers, the last paragraph and accompanying table will be replaced in their entirety with the following:

Each Fund pays an advisory fee to its investment adviser at an annual rate determined as a percentage of the average daily net assets of such Fund, accrued daily and paid monthly. For the fiscal year ended December 31, 2019, the advisory fees paid by the Funds were at the following annual rates (expressed as a percentage of average daily net assets):

Fund	Annual Rate
Large Cap Fund	0.65%
Small Cap Fund	0.75%
U.S. Sustainable Economy Fund[1]	0.45%*
Global Sustainable Infrastructure Fund[2]	0.55%*
Global Opportunities Fund	0.80%
Global Environmental Markets Fund[3]	0.80%
Global Women’s Fund[4]	0.55%*
International Sustainable Economy Fund[5]	0.48%*
Core Bond Fund	0.40%
High Yield Bond Fund	0.50%
Sustainable Allocation Fund	0.05%*

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, legal fees and other expenses.

[1]

Effective March 31, 2021, the U.S. Sustainable Economy Fund’s investment adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. Prior to March 31, 2021, the management fee was 0.65% of average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[2]

Effective March 31, 2021, the Global Sustainable Infrastructure Fund’s investment adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. Prior to March 31, 2021, the management fee was 0.65% of average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]

The management fee is 0.80% of average net assets up to$1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[4]	The management fee is 0.55% of average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

[5]

Effective May 1, 2020, the management fee is 0.48% of average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million. Prior to May 1, 2020, the management fee was 0.55% of the average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.

Prospectus Pages 184 – 185

The section entitled “Pax MSCI EAE ESG Leaders Index Fund” will be deleted in its entirety.

Statement of Additional Information Pages 5-7

Under Investment Philosophy, the section will be replaced in its entirety with the following:

INVESTMENT PHILOSOPHY

The Pax World Funds pursue a sustainable investing approach, focused on the risks and opportunities arising from the transition to a more sustainable economy. The Pax World Funds’ investment adviser identifies those companies through the incorporation of the Impax Sustainability Lens (or in the case of the Global Women’s Leadership Fund, a Gender Lens) as well as fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

The Global Women’s Leadership Fund seeks investment returns that closely correspond to or exceed price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”). The Women’s Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the Gender Analytics team of Impax Asset Management LLC (“IAM” or the “Adviser”), with final approval by the IAM Women’s Index Committee. In addition, the Women’s Index seeks to exclude companies that fail to meet certain environmental, social and governance (ESG) or sustainability thresholds, including companies involved in the manufacture or sale of weapons, the manufacture of tobacco products and companies significantly involved in the extraction and/or refining of fossil fuels. The IAM Women’s Index Committee is a committee at IAM responsible for the selection of companies that comprise the Women’s Index. The IAM Women’s Index Committee is comprised of IAM personnel who are not involved in the portfolio management of the Global Women’s Fund. The IAM Gender Analytics team has been designated by the IAM Women’s Index Committee to oversee the construction, reconstitution and rebalancing of the Women’s Index. The IAM Gender Analytics team consists of analysts at IAM who have no portfolio management responsibilities for the Global Women’s Fund. The IAM Gender Analytics team uses multiple criteria in exercising its discretion to recommend to the IAM Women’s Index Committee the components for the Women’s Index, starting with membership in the MSCI World Index and otherwise consisting of the following: representation of women on boards, representation of women in executive management, presence of a female CEO and/or CFO and signatories to Women’s Empowerment Principles. The Women’s Index is re-constituted and re-balanced annually. Events occurring between reconstitutions of the Women’s Index, including events such as the hiring or firing of women executives and the election or retirement of women directors, may not be reflected in the Women’s Index until it is next re-constituted. Similarly, the Global Women’s Fund may delay adding or subtracting a company from its portfolio based on such events until the Women’s Index is re-constituted. IAM may delay or change a scheduled rebalancing or reconstitution of the Women’s Index or the implementation of certain rules at its sole discretion.

Each of the Funds seeks to avoid investing in issuers that the Adviser determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, the Adviser’s objective is to construct investment portfolios with stronger sustainability or ESG profiles than their benchmark indices, so that the Funds’ shareholders may benefit from what the Adviser hopes will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the Adviser may give less relative weight to certain sustainability or environmental, social and governance (“ESG”) criteria, apply slightly different criteria or apply such criteria differently. For example:

The Core Bond Fund and the High Yield Bond Fund take a slightly different approach from our equity funds. These Funds seek to avoid companies that fail the Funds’ exclusionary criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria. In addition, as a result of the Core Bond Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels).

The Global Environmental Markets Fund, in addition to applying the Adviser’s customary sustainability or ESG criteria, has a particular focus on environmental markets – investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies, and sustainable food, agriculture and forestry. As a result of the Fund’s investment strategy, under normal market conditions, the Global Environmental Markets Fund is expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels). Further, for purposes of the Global Environmental Markets Fund’s policy to invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets, “non-U.S. issuers” include companies organized or located outside the United States or doing a substantial amount of business outside the United States.

The Global Opportunities Fund, in addition to applying the Adviser’s customary sustainability or ESG criteria, has a particular focus on companies that that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy – the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. As a result of the Fund’s investments strategy, under normal market conditions, the Global Opportunities Fund is expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels).

The Pax Large Cap Fund and the Pax Small Cap Fund, as a result of their respective investment strategies and under normal market conditions, are expected to be fossil fuel-free (not invested in securities of companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels).

With respect to the U.S. Sustainable Economy Fund and the Global Sustainable Infrastructure Fund, the Adviser determines an ESG score for each U.S. company, based on the Adviser’s assessment of key ESG issues by industry and calculates ESG scores based on companies’ performance on these key issues. The score emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account involvement in significant ESG-related controversies. The ESG scores used for the U.S. Sustainable Economy Fund and U.S. companies held in the Global Sustainable Infrastructure Fund are used exclusively for securities purchased by those Funds, although the scores and the ESG indicators comprising those scores may be reviewed in connection with consideration of securities for another Pax World Fund.

With respect to the International Sustainable Economy Fund, and for non-U.S. companies held in the Sustainable Infrastructure Fund, the Fund incorporates ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to C (lowest). Constituents of the MSCI EAFE Index that have an ESG rating of B or above are eligible for inclusion in the MSCI EAFE ESG Leaders Index and the Fund.

The Pax Ellevate Global Women’s Leadership Fund invests in companies included in the Impax Global Women’s Leadership Index. Although the Fund does include some key ESG standards as rated by MSCI ESG Research, and seeks to avoid investing in issuers that the investment adviser determines are involved in the manufacture or sale of weapons or manufacture of tobacco products, and companies that are significantly involved in the extraction and/or refining of fossil fuels, the Fund and the Women’s Index focus on investing in companies that are leaders in advancing gender equality, and therefore do not include all of the ESG criteria or exclusions included in the actively managed Pax World Funds.

Under normal market conditions, the Funds (with the exception of the High Yield Bond Fund) are expected to be fossil fuel-free -- not invested in securities of companies that the Adviser determines derive revenues or profits from exploration, production, refining or processing of thermal coal, oil or gas, or significant (generally more than 5%) revenues or profits from storage, distribution or power generation from the same. The U.S. Sustainable Economy Fund and the International Sustainable Economy Fund utilize an investment approach we call SmartCarbon™, wherein fossil fuel holdings are replaced with energy efficiency stocks.

For more information, see “About the Funds-Sustainable Investing” in the Prospectus.

Statement of Additional Information Pages 79 - 80

Under Advisory Agreements, the first paragraph and accompanying table will be replaced in their entirety with the following:

Fund	Annual Rate
Large Cap Fund	0.65%
Small Cap Fund	0.75%
U.S. Sustainable Economy Fund[1]	0.45%*
Global Sustainable Infrastructure Fund[2]	0.55%*
Global Opportunities Fund	0.80%
Global Environmental Markets Fund[3]	0.80%
Global Women’s Fund[4]	0.55%*
International Sustainable Economy Fund[5]	0.48%*
Core Bond Fund	0.40%
High Yield Bond Fund	0.50%
Sustainable Allocation Fund	0.05%*

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, legal fees and other expenses.

[1]

Effective March 31, 2021, the U.S. Sustainable Economy Fund’s investment adviser has contractually agreed to waive a portion of its management fee allocable to Institutional Class, Investor Class and Class A shares of the U.S. Sustainable Economy Fund such that expenses will not exceed 0.45%, 0.70% and 0.70% of the average daily net assets of Institutional Class, Investor Class and Class A shares, respectively. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. Prior to March 31, 2021, the management fee was 0.65% of average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[2]

Effective March 31, 2021, the Global Sustainable Infrastructure Fund’s investment adviser has contractually agreed to waive a portion of its management fee allocable to Institutional Class and Investor Class shares of the Global Sustainable Infrastructure Fund such that expenses will not exceed 0.55% and 0.80% of the average daily net assets of Institutional Class and Investor Class shares, respectively. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. Prior to March 31, 2021, the management fee was 0.65% of average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]

The management fee is 0.80% of average net assets up to$1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[4]	The management fee is 0.55% of average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

[5]

Effective May 1, 2020, management fee is 0.48% of average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million. Prior to May 1, 2020, the management fee was 0.55% of average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.

* * *

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